TIME WARNER TELECOM

Investor Presentation

September, 2002

Safe Harbor Statement

Statements made during today's presentation may include certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks and uncertainties. These risks include the risks summarized in the Company's filings with the SEC, especially the section entitled "Risk Factors" in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

Time Warner Telecom Inc. is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

TIME WARNER TELECOM

Company Overview

Larissa Herda

Chairman, CEO and President

Time Warner Telecom . . .

- True fiber-based facilities provider
- Metro and regional broadband networks
- We sell services resulting in recurring revenues to medium and large businesses
- We provide broadband data, high-speed internet access and voice services
- Our customer base includes carriers and end-users

. . . Who we are

Telecom Services – Where TWTC is positioned [1]. . .

The Players	*Primary Market*	*Primary Competitor*	*EBITDA Contribution*	*Cash Flow Contribution [2]*
IXCs	LD with local initiatives	ILECs	Yes	Yes (Most)
ILECs	Local with LD initiatives	IXCs & CLECs	Yes	Yes (Most)
TWTC – Facilities Based	Local	ILECs	Yes	Yes
Long Haul	Long Haul Transport	IXCs	No	No
Other CLECs	Local – Small Customer Focus	ILEC & other Facilities Based Players	No	No

(1) This reflects TWTC's assessment of general market players and performance.

(2) Defined as EBITDA less capital expenditures

. . . is a differentiated position

Telecom Services – What Counts . . .

- Defendable market position
- Valuable and unique products
- EBITDA and cash flow contribution
- Access to capital for growth

. . . TWTC is a player!

Our extensive local network . . .


Seattle
Spokane
Portland/Vancouver
Boise
Sacramento
Oakland
San Francisco
Fresno
Bakersfield
San Luis Obispo
Santa Barbara
Los Angeles
Orange County
San Diego
Salt Lake City
Las Vegas
Phoenix
Tucson
Denver
Albuquerque
Honolulu
Austin
San Antonio
Dallas
Houston
Minneapolis
Milwaukee
Chicago
Indianapolis
Columbus
Dayton
Cincinnati
Memphis
Atlanta
Charlotte
Greensboro
Raleigh
Fayetteville
Columbia
Rochester
Albany
New York
Northern New Jersey
Orlando
Tampa

Unique Assets (1)

- Fiber-based facilities
- 10,400 local route miles
- 6,800 regional route miles
- 5 regional networks
- In 44 markets and 21 states

(1) *June 30, 2002*

Our network is different . . .


TWTC Colo Area
TWTC
OC-48 Mux
M13
DS1
Diverse Fiber Paths
ILEC
Central Office
TWTC
OC-48 Mux
2.5G
1 - OC-48
4 - OC-12
16 - OC-3
48 - DS-3
1344 - DS-1
Ethernet
On-Net
Customer
With On-Net & Type II, ability to reach 100% of targeted market
SONET Network
Backbone
TWTC
Central
Office
1.5Mb
1 - DS-1
Type II
Customer

. . . And, our margins reflect it!

Our 2002 initiatives . . .

- Remain focused on metro market
- Drive deeper penetration in existing markets
- Take market share from incumbents
- Further diversify our revenue stream

Our Products . . .

Voice	Data and Internet	Transport
■ Local Voice – Switched or IP ■ Digital Voice – PRIs, Digital Trunks ■ Long Distance ■ Bundled Services – IBL (fixed) – VersiPak (dynamic)	■ Internet Access ■ Metro Ethernet – Up to Gig E ■ Storage Transport – ESCON – Fibre Channel ■ Web Hosting	■ Dedicated Local – DS1 to DS3 ■ High Capacity – SONET to OC192 ■ Wavelength Services ■ Digital Video

Recent Sales Demand . . .

Vertical Market Success	Products in Demand
• Education • Finance • Government • Healthcare • Hospitality	• Native Lan/Ethernet • Internet • Bundled T-1 Services

Our retail sales demand is strong . . .

- Fidelity Investments
- Proctor & Gamble
- ReMax Real Estate
- Fifth Third Bank
- Memphis Redbirds
- Blue Cross Blue Shield of N.C.
- Omni Hotels
- Hilton Hotels
- Cisco Systems
- Bank of the West
- Pitney Bowes
- Cornerstone
- Hawaii Medical Services
- St. Luke Rehabilitation Center
- Epic Imaging
- Research Corporation – University of Hawaii
- Partners National Health Plans
- Bloomberg Financial Markets
- Clear Channel Communications
- Portland University
- Binghamton University
- University of Washington
- Siena College
- University of Arizona

. . . New Revenue in 2002

TIME WARNER TELECOM

Financial

David Rayner

Senior Vice President and CFO

Our customer & revenue mix [1] . . .



Switched Access
Reciprocal Comp
6%
6%
14%
ISP
End User
35%
Carrier
39%

	Today	A year ago
End User	35%	28%
Carrier	39%	37%
ISP	14%	19%
Switched Access	6%	8%
Reciprocal Compensation	6%	8%
	65%	72%
	100%	100%

[1] Recurring revenue from Consolidated Operations for three months ended June 30, 2002

Our top customers . . .

(excluding intercarrier compensation)	Recurring Revenue [1]
WorldCom	10%
AT&T	6%
Qwest Communications	5%
AOL/Time Warner	5%
AT&T Wireless	4%
	30%
Customers 6 – 10	7%
Top 10 - Revenue	37%
Top 10 - Intercarrier compensation	8%
	45%

[1] For the 6 months ended June 30, 2002.

TWTC's Financial Focus . . .

- EBITDA
- Return on capital
- Financial stability
- Access to capital

. . . Is strong!

Our market performance . . .

	Q2 [1]		6 Months	
	Q2 EBITDA %	Q2 Annualized EBITDA/LTD Capital [2]	Free Cash Flow [3]	Average Market
Pre '95 Launches (8 Markets)	63%	31%	$66	$8
'95-'96 Launches (10 Markets)	50%	24%	$55	$5
'97-'00 Launches (6 Markets)	41%	14%	$5	$1
'01 Launches (20 Markets)	(16%)	(2%)	($26)	($1)
Markets Before Corp. Allocation	45%	15%	$99	$2
Consolidated	23%	7%	$11	

(1) Market EBITDA for Q2 2002 excluding non recurring reciprocal compensation and Corporate overhead.

(2) Life to Date capital expenditures without corporate CapEx.

(3) Recurring EBITDA less CapEx for 6 months ending June 30.

TIME WARNER TELECOM

Current Priorities . . .

- Maximize cash flow results
  - Pursue revenue growth opportunities
  - Streamline operations
- Maintain leading customer service
- Evaluate additional initiatives

Summary Balance Sheet data . . .

$ in millions	6/30/02	12/31/01
Cash	$ 324	$ 384
PP&E	$ 2,353	$ 2,286
Long Term Debt	$ 1,058	$ 1,063
Shareholder Equity	$ 876	$ 949
Total Liability & Equity	$ 2,284	$ 2,399
Unused Bank Line	$ 750	$ 750
Long Term Debt to Equity	1.2:1	1.1:1

. . . Our story is stable

TWTC's Access to Capital . . .

As of June 30, 2002 - -

- $324 million in cash
- $750 million undrawn financing
- In compliance with all debt covenants

. . . Remains Solid

Why Time Warner Telecom will succeed . . .

- Defendable market position
- Proactive to changing environment
- Access to capital
- Achieved EBITDA and cash flow contribution

. . . We focus on the fundamentals

TIME WARNER TELECOM